                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LARS NORBY JOHANSEN                         DATE: MARCH 18, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GEORGE C. ZOLEY                             DATE: MARCH 20, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ SOREN LUNDSBERG-NIELSEN                     DATE: MARCH 17, 2003
----------------------------                          ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WAYNE H. CALABRESE                          DATE: MARCH 19, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ NORMAN A. CARLSON                           DATE: MARCH 15, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BENJAMIN R. CIVILETTI                       DATE: MARCH 18, 2003
----------------------------                          ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ANNE N. FOREMAN                             DATE: MARCH 14, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ G. FRED DiBONA, JR.                         DATE: MARCH 17, 2003
-----------------------                               ----------------

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


The undersigned member of the Board of Directors of Wackenhut Corrections Corporation hereby constitute and appoint John G. O'Rourke, David N. T. Watson, and John J. Bulfin and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ RICHARD H. GLANTON                          DATE: MARCH 14, 2003
-----------------------                               ----------------